SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) NOVEMBER 4, 2002

WASHINGTON REAL ESTATE INVESTMENT TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-6622	53-0261100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6110 Executive Boulevard, Suite 800, Rockville, Maryland	20852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (301) 984- 9400

Item 5:    OTHER EVENTS

Attached hereto as Exhibit 99.1 is a copy of certain Supplemental Data included in the Trust’s press release, dated November 4, 2002.

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

Exhibit Number

99.1	Press Release, November 4, 2002, entitled “Supplemental Data”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST (Registrant)

By:	/s/ LAURA M. FRANKLIN
Laura M. Franklin Senior Vice President Accounting, Administration and Corporate Secretary

November 4, 2002

Exhibit Number

99.1	Press Release, November 4, 2002, entitled “Supplemental Data”